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                                                                   Exhibit 10.08

                            1998 HEIDRICK & STRUGGLES
                        GLOBALSHARE PROGRAM I, AS AMENDED

1.   PURPOSE OF THE PROGRAM

          The purpose of the Program is to aid the Company and its Subsidiaries and Affiliates in securing and retaining certain individuals who are members of the Board or employees of the Company, its Subsidiaries and Affiliates and to motivate such individuals to exert their best efforts on behalf of the Company, its Subsidiaries and Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such individuals will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.   DEFINITIONS

          The following capitalized terms used in the Program have the respective meanings set forth in this Section:

          (a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

          (b) Affiliate: Any entity in which the Company, directly or indirectly, has at least a five percent ownership interest.

          (c) Award: The grant of an Option, Stock Appreciation Right, Other Stock-Based Award, or Cash Award pursuant to such terms, conditions, requirements and limitations as the Board may establish in order to fulfill the objectives of the Program.

          (d) Beneficial Owner: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

          (e)     Board: The Board of Directors of the Company.

          (f)     Cash Award: Awards granted pursuant to Section 11 of the
                  Program.

          (g) Cause: The (i) failure to perform duties which is not cured within thirty (30) days of receiving written notice, (ii) conviction or plea of guilty or no contest to (x) a felony or
                  (y) a crime involving moral turpitude or (iii) willful malfeasance or misconduct which is materially injurious to the Company.

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          (h)     Change in Control: The occurrence of any of the following
                  events:

          (i) any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then-outstanding securities;

          (ii) during any period of 24 months (not including any period prior to June 30, 2002), individuals who, at the beginning of such period, constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(h)(i), (iii) or (iv) hereof, (B) a director nominated or proposed by any Person who has publicly announced or advised the Company of an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which, if consummated, would constitute a Change in Control, or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10 percent or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii) the consummation of any transaction or series of transactions under which the Company is merged or consolidated with any other company (other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent corporation) more than 66-2/3 percent of the combined voting power of the voting securities of the Company or such surviving entity or its parent corporation outstanding immediately after such merger or consolidation and (B) after which no Person holds 30 percent or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity or its parent corporation);

          (iv) the consummation of a plan of complete liquidation of the Company or of a sale or disposition by the Company of all or substantially all of the Company's assets; or

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          (v)     any other event occurs which the Board determines, in its
                  discretion, to be a Change in Control.

                  Notwithstanding the foregoing, a Change in Control shall not occur with respect to a Participant by reason of any event which would otherwise constitute a Change in Control if, immediately after the occurrence of such event, (x) the Company ceases to be subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Act and no more than 50% of the then outstanding shares of common stock of the Company or any acquiror or successor to substantially all of the business of the Company is owned, directly or indirectly, by any entity subject to such requirements and (y) individuals (which may or may not include the Participant) who were executive officers of the Company immediately prior to the occurrence of such event, own, directly or indirectly, on a fully diluted basis, (1) 25% or more of the then outstanding shares of common stock of the Company or any acquiror or successor to substantially all of the business of the Company or (2) 25% or more of the combined voting power of the then outstanding voting securities of the Company or any acquiror or successor to substantially all of the business of the Company entitled to vote generally in the election of directors.

          (i) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

          (j)     Committee: The Compensation Committee of the Board.

          (k) Company: Heidrick & Struggles International, Inc. a Delaware corporation, and any successor thereto.

          (l) Disability: (i) A physical or mental condition entitling the Company to terminate the Participant's employment agreement between the Participant and the Company or (ii) in the absence of such a provision for disability termination or in the absence of an employment agreement, a physical or mental incapacity of a Participant which entitles the Participant to benefits under the long-term disability plan applicable to the Participant and maintained by the Company or any Subsidiary or Affiliate.

          (m) Deferred Compensation Plan: The Heidrick & Struggles International, Inc. Deferred Compensation Plan, as it may be amended from time to time.

          (n) Effective Date: The date on which the Program takes effect, as defined pursuant to Section 22 of the Program.

          (o) Fair Market Value: As of any date, the value of a Share as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the value of a Share as of any

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                  date shall be the closing price of a Share as reported on such date on the Composite Tape of the principal national securities exchange on which the Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the per Share closing price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

          (p)     LSAR: A limited stock appreciation right granted pursuant to
                  Section 9(d) of the Program.

          (q) Other Stock-Based Awards: Awards granted pursuant to Section 10 of the Program.

          (r) Option: A stock option granted pursuant to Section 8 of the Program.

          (s) Option Price: The purchase price per Share of an Option, as determined pursuant to Section 8(a) of the Program.

          (t) Participant: An individual who is selected by the Committee to participate in the Program pursuant to Section 6 of the Program.

          (u) Performance-Based Awards: Certain Cash Awards or Other Stock-Based Awards granted in accordance with Section 12 of the Program.

          (v) Person: As such term is defined in Section 3 of the Act or as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

          (w) Program: The 1998 Heidrick & Struggles GlobalShare Program I, as it may be amended from time to time.

          (x) Retirement: Termination of employment with the Company or a Subsidiary after such Participant has attained age sixty-five
                  (65); or, with the prior written consent of the Committee that such termination be treated

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                  as a Retirement hereunder, termination of employment under other circumstances.

          (y) Share: A share of common stock, par value $0.01 per Share, of the Company.

          (z) Stock Appreciation Right: A stock appreciation right granted pursuant to Section 9 of the Program.

          (aa) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3.   SHARES SUBJECT TO THE PROGRAM

          The total number of Shares authorized or reserved for issuance upon the exercise or issuance of all Awards under the Program and the 1998 Heidrick & Struggles GlobalShare Program II ("Program II") (herein collectively referred to as the "Overall Program"), subject to adjustments upon certain events described in Section 14 of the Program, shall not exceed an aggregate amount equal to forty percent (40%) of the highest number of Shares which are issued and outstanding from time to time during the term of the Overall Program; provided, however, that in no event will the sum of the total number of Shares authorized or reserved for issuance upon the exercise or issuance of all Awards granted under the Overall Program plus the total amount of the Company's issued and outstanding Shares exceed the number of Shares authorized for issuance under the Company's Amended and Restated Certificate of Incorporation; and provided, further, that the total number of Shares with respect to which incentive stock options ("ISOs") may be granted shall not exceed 2,000,000.

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4.   PER-PERSON AWARD LIMITATIONS

          (a) Share Award Limitations. The aggregate maximum number of Shares with respect to which Awards may be granted under the Overall Program during a calendar year to any Participant in either the Program or Program II shall be 400,000. The Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares or Shares which are authorized and issued and have been acquired by or on behalf of the Company or the Overall Program and are available for Awards under the Overall Program. The issuance of Shares or the payment of cash upon the exercise of an Award (other than a Cash Award) shall reduce the total number of Shares available under the Overall Program, as applicable. Shares which are subject to Awards which are forfeited, terminated, or expire unexercised may be granted again under the Overall Program.

          (b) Cash Award Limitations. For all Cash Awards granted under the Overall Program in any one fiscal year to any Participant in either the Program or Program II, the maximum amount such Participant may receive under such Cash Awards shall be $3,000,000.

5.   ADMINISTRATION

          The Program shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto). The Committee is authorized to interpret the Program, to establish, amend and rescind any rules and regulations relating to the Program, and to make any other determinations that it deems necessary or desirable for the administration of the Program. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Program in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Program, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

6.   ELIGIBILITY

          Employees and directors of the Company and its Subsidiaries and Affiliates are eligible to be granted Awards under the Program. Participants shall be selected by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of Shares or the amount of cash with respect to which Awards will be granted to each Participant.

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7.   LIMITATIONS

          No Award may be granted under the Program after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

8.   TERMS AND CONDITIONS OF OPTIONS

          Options granted under the Program shall be, as determined by the Committee, non-qualified options or ISOs for federal income tax purposes, as outlined and evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

          (a) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date an Option is granted.

          (b) Exercisability. Options granted under the Program shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an ISO granted under the Program be exercisable more than ten (10) years after the date it is granted.

          (c) Exercise of Options. Except as otherwise provided in the Program or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of
Section 8 of the Program, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, (A) the date payment is received by the Company under (i), (ii) or (iii) below, or
(B) the date irrevocable instructions are delivered to a broker for sale of such Shares, in accordance with (iv) below. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and partly in such Shares, or (iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Program.

9.   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

          (a) Grants. The Committee also may grant (i) a Stock Appreciation Right independent of an Option, or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same Shares covered by the

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Option (or such lesser number of Shares as the Committee may determine), and (C)
shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 9 (or such additional limitations as may be included in an Award agreement).

          (b) Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock Appreciation Right is granted or, in the case of a Stock Appreciation Right granted in conjunction with an Option or a portion thereof, the Option Price of the related Option, and (ii) an amount permitted by applicable laws, rules, by-laws or policies of regulatory authorities or stock exchanges. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times
(ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made to the Participant in Shares or in cash, or partly in Shares and partly in cash, valued at such Fair Market Value, all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

          (c) Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

          (d) Limited Stock Appreciation Rights. The Committee may grant LSARs that are exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash and may provide that any related Awards are not exercisable while such LSARs are exercisable. Unless the context otherwise requires, whenever the term "Stock Appreciation Right" is used in the Program, such term shall include LSARs.

10.  OTHER STOCK-BASED AWARDS

          The Committee, in its sole discretion, may grant Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise

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based on the Fair Market Value of, Shares ("Other Stock-Based Awards"). Such
Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Program. Subject to the provisions of the Program, the Committee shall determine to whom and when Other Stock-Based Awards will be made; the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof).

11.  CASH AWARDS

          The Committee, in its sole discretion, may grant Awards which are not valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares and which may be paid to Participants in cash (or, in the Committee's discretion in Shares) ("Cash Awards"). Such Cash Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive a payment upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Cash Awards may be granted alone or in addition to any other Awards granted under the Program. Subject to the provisions of the Program, the Committee shall determine to whom and when Cash Awards will be made; the amount payable under such Cash Awards, the form of such payment, and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof).

12.  PERFORMANCE-BASED AWARDS

          Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under Section 10 and certain Cash Awards granted under Section 11 may be granted on the basis of performance of the Company ("Performance-Based Awards"), and designated as Performance-Based Awards; provided, however, that the Committee may grant other Awards that are not intended to be Performance-Based Awards (even though such Awards are subject to the attainment of specified performance goals) and not designated as such. A Participant's Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee of up to ten (10) years (i) while the outcome for that performance period is substantially uncertain and
(ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment;
(ix) improvements in capital structure; (x) profits or profitability, including of an identifiable business unit or

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product; (xi) maintenance or improvement of profit margins; (xii) price per
Share; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital and (xviii) return on assets. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or Affiliates or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of a Performance-Based Award.

13.  TAX WITHHOLDING

          A Participant shall have the duty to pay to the Company an amount equal to the taxes required by any government to be withheld or otherwise deducted and paid by the Company as a result of the exercise by the Participant of any Award or the delivery to the Participant of any cash or Shares pursuant to any Award. Shares shall not be delivered to the Participant until such time as such payment has been made. The Committee may, in its discretion and subject to such rules as it may adopt, permit or, in the absence of the receipt of payment therefore within prescribed time periods, permit the Participant to pay all or a portion of the withholding taxes (federal, state, local and other) by electing to have the Company withhold Shares, otherwise issuable, or by delivering Shares already owned by the Participant, in each case, having a Fair Market Value equal to all or any portion of the withholding tax to be satisfied in this manner. However, in no event will the amount of Shares withheld exceed the amount necessary to satisfy the required minimum statutory withholding. The Company may also withhold any such withholding taxes from any cash payments made hereunder.

14.  ADJUSTMENTS UPON CERTAIN EVENTS

          Notwithstanding any other provisions in the Program to the contrary, the following provisions shall apply to all Awards granted under the Program:

          (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger,

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consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, or in the event any of the foregoing events or any similar event affects the Company, any Affiliate or any business unit, or the financial statements of the Company or any Affiliate or the bases for the computation of any Award, the Committee in its sole discretion and without liability to any Person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Program or pursuant to outstanding Awards,
(ii) the limits on Awards set forth in Sections 3 and 4 hereof, (iii) the Option Price and/or (iv) any other affected terms of such Awards (including, without limitation, the amount payable thereunder or any performance objectives set with respect thereto).

          (b) Change in Control. Except as otherwise provided in an Award agreement, in the event of a Change in Control: (i) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control; (ii) the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Program shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control; and (iii) with respect to any Award subject to achievement of performance objectives and conditions under the Program, such performance objectives and other conditions will be deemed to be met at target, unless otherwise provided by the Committee, as of the time of the Change in Control. The Company shall deliver Shares or make payments with respect to such Awards to a Participant as may be required by this Section 14(b) within an administratively feasible period of time following the Change in Control; provided, however, that if a Participant has previously elected to defer payment of any such Award and elects, pursuant to the provisions of the Deferred Compensation Plan, to reaffirm such deferral, such deferred Award will be paid in accordance with such election. Notwithstanding anything herein to the contrary, the Committee in its sole discretion and without liability to any Person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (x) the payment of a cash amount in exchange for the cancellation of an Award and/or (y) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the time of the Change in Control. Any such determination by the Committee shall be final and binding upon the Company and all Participants.

15.  CERTAIN SECURITIES AND TAX LAW MATTERS

          (a)  Securities Laws.

          (i) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended (or any successor statute) of any Shares to be issued hereunder or to effect similar compliance under the laws of any state or other jurisdiction. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Program unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in

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compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

          (ii) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Shares are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of Shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund or any amount paid with respect thereto.

          (b) Section 162(m): The Committee may modify the terms of any Award (including by means of accelerated or deferred payouts) relating to compensation that does not constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code or otherwise does not qualify for an exemption from Section 162(m) of the Code in order to permit the deductibility of such compensation under Section 162(m) of the Code by the Company.

16.  NO RIGHT TO EMPLOYMENT; NO OBLIGATION OF UNIFORM TREATMENT

          The granting of an Award under the Program shall impose no obligation on the Company or any Subsidiary or Affiliate to continue the employment of a Participant and shall not lessen or affect the Company's, Subsidiary's or Affiliate's right to terminate the employment of such Participant. No Participant, officer, employee or director shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants or any other Persons.

17.  SUCCESSORS AND ASSIGNS

          The Program shall be binding on all successors and assigns of the Company and a Participant, including without limitation, any beneficiary of such Participant, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

18.  NONTRANSFERABILITY OF AWARDS

          Except to the extent provided by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. Any Awards exercisable or Shares deliverable after a Participant's death shall be exercisable by or delivered to a beneficiary as designated in writing by the Participant. If no beneficiary is so designated, such Award shall be exercisable by or such Shares will be delivered to the Participant's estate. The Participant may change his or her designated beneficiary under this Program by filing with the Committee written notice of such change.

19.  AMENDMENTS OR TERMINATION

          The Board may amend, alter or discontinue the Program, but, if necessary to obtain an exemption from Section 16 of the Act or Section 162(m) of the Code, no amendment, alteration or discontinuation shall be made which, (a) without the approval of the stockholders of the Company, would (except as is provided in Section 14 of the Program), increase the total number of Shares reserved for the purposes of the Program, or (b) without the consent of a Participant, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the Program; provided, however, that the Committee may amend the Program in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section 14(b) of the Program after the occurrence of a Change in Control.

20.  INTERNATIONAL PARTICIPANTS

          With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Program or Awards with respect to such Participants in order to conform such terms with the requirements of local law.

21.  CHOICE OF LAW

          The Program shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in the State of Illinois.

22.  EFFECTIVENESS OF THE PROGRAM

          The Program shall be effective as of June 9, 1998. No new Awards may be granted under the Program after June 8, 2008.

                                                                   Exhibit 10.08

                            1998 HEIDRICK & STRUGGLES
                       GLOBALSHARE PROGRAM II, AS AMENDED

1.   PURPOSE OF THE PROGRAM

          The purpose of the Program is to aid the Company and its Subsidiaries and Affiliates in rewarding certain individuals who are independent contractors to or non-employee directors of the Company, its Subsidiaries and Affiliates and to motivate such individuals to exert their best efforts on behalf of the Company, its Subsidiaries and Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such individuals will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.   DEFINITIONS

          The following capitalized terms used in the Program have the respective meanings set forth in this Section:

          (a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

          (b) Affiliate: Any entity in which the Company, directly or indirectly, has at least a five percent ownership interest.

          (c) Award: The grant of an Option, Stock Appreciation Right, Other Stock-Based Award, or Cash Award pursuant to such terms, conditions, requirements and limitations as the Board may establish in order to fulfill the objectives of the Program.

          (d) Beneficial Owner: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

          (e)     Board: The Board of Directors of the Company.

          (f)     Cash Award: Awards granted pursuant to Section 11 of the
                  Program.

          (g) Cause: The (i) failure to perform duties which is not cured within thirty (30) days of receiving written notice, (ii) conviction or plea of guilty or no contest to (x) a felony or
                  (y) a crime involving moral turpitude or (iii) willful malfeasance or misconduct which is materially injurious to the Company.

          (h) Change in Control: The occurrence of any of the following events:

          (i) any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then-outstanding securities;

          (ii) during any period of 24 months (not including any period prior to June 30, 2002), individuals who, at the beginning of such period, constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(h)(i), (iii) or (iv) hereof, (B) a director nominated or proposed by any Person who has publicly announced or advised the Company of an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which, if consummated, would constitute a Change in Control, or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10 percent or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii) the consummation of any transaction or series of transactions under which the Company is merged or consolidated with any other company (other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent corporation) more than 66-2/3 percent of the combined voting power of the voting securities of the Company or such surviving entity or its parent corporation outstanding immediately after such merger or consolidation and (B) after which no Person holds 30 percent or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity or its parent corporation);

          (iv) the consummation of a plan of complete liquidation of the Company or of a sale or disposition by the Company of all or substantially all of the Company's assets; or

          (v) any other event occurs which the Board determines, in its discretion, to be a Change in Control.

                  Notwithstanding the foregoing, a Change in Control shall not occur with respect to a Participant by reason of any event which would otherwise constitute a Change in Control if, immediately after the occurrence of such event, (x) the Company ceases to be subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Act and no more than 50% of the then outstanding shares of common stock of the Company or any acquiror or successor to substantially all of the business of the Company is owned, directly or indirectly, by any entity subject to such requirements and (y) individuals (which may or may not include the Participant) who were executive officers of the Company immediately prior to the occurrence of such event, own, directly or indirectly, on a fully diluted basis, (1) 25% or more of the then outstanding shares of common stock of the Company or any acquiror or successor to substantially all of the business of the Company or (2) 25% or more of the combined voting power of the then outstanding voting securities of the Company or any acquiror or successor to substantially all of the business of the Company entitled to vote generally in the election of directors.

          (i) Code: The US Internal Revenue Code of 1986, as amended, or any successor thereto.

          (j)     Committee: The Compensation Committee of the Board.

          (k) Company: Heidrick & Struggles International, Inc. a Delaware corporation, and any successor thereto.

          (l) Deferred Compensation Plan: The Heidrick & Struggles International, Inc. Deferred Compensation Plan, as it may be amended from time to time.

          (m) Effective Date: The date on which the Program takes effect, as defined pursuant to Section 22 of the Program.

          (n) Fair Market Value: As of any date, the value of a Share as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the value of a Share as of any date shall be the closing price of a Share as reported on such date on the Composite Tape of the principal national securities exchange on which the Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the per Share closing price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

          (o)     LSAR: A limited stock appreciation right granted pursuant to
                  Section 9(d) of the Program.

          (p) Other Stock-Based Awards: Awards granted pursuant to Section 10 of the Program.

          (q) Option: A stock option granted pursuant to Section 8 of the Program.

          (r) Option Price: The purchase price per Share of an Option, as determined pursuant to Section 8(a) of the Program.

          (s) Participant: An individual who is selected by the Committee to participate in the Program pursuant to Section 6 of the Program.

          (t) Performance-Based Awards: Certain Cash Awards or Other Stock-Based Awards granted in accordance with Section 12 of the Program.

          (u) Person: As such term is defined in Section 3 of the Act or as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

          (v) Program: The 1998 Heidrick & Struggles GlobalShare Program II, as it may be amended from time to time.

          (w) Share: A share of common stock, par value $0.01 per Share, of the Company.

          (x) Stock Appreciation Right: A stock appreciation right granted pursuant to Section 9 of the Program.

          (y) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3.   SHARES SUBJECT TO THE PROGRAM

          The total number of Shares authorized or reserved for issuance upon the exercise or issuance of all Awards under the Program and the 1998 Heidrick & Struggles GlobalShare Program I ("Program I") (herein collectively referred to as the "Overall Program"), subject to adjustments upon certain events described in Section 14 of the Program, shall not exceed an aggregate amount equal to forty percent (40%) of the highest number of Shares which are issued and outstanding from time to time during the term of the Overall Program; provided, however, that in no event will the sum of the total number of Shares authorized or reserved for issuance upon the exercise or issuance of all Awards granted under the Overall Program plus the total amount of the Company's issued and outstanding Shares exceed the number of Shares authorized for issuance under the Company's Amended and Restated Certificate of Incorporation; and provided, further, that the total number of Shares with respect to which incentive stock options ("ISOs") may be granted shall not exceed 2,000,000.

4.   PER-PERSON AWARD LIMITATIONS

          (a) Share Award Limitations. The aggregate maximum number of Shares with respect to which Awards may be granted under the Overall Program during a calendar year to any Participant in either the Program or Program I shall be 400,000. The Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares or Shares which are authorized and issued and have been acquired by or on behalf of the Company or the Overall Program and are available for Awards under the Overall Program. The issuance of Shares or the payment of cash upon the exercise of an Award (other than a Cash Award) shall reduce the total number of Shares available under the Overall Program, as applicable. Shares which are subject to Awards which are forfeited, terminated, or expire unexercised may be granted again under the Overall Program.

          (b) Cash Award Limitations. For all Cash Awards granted under the Overall Program in any one fiscal year to any Participant in either the Program or Program I, the maximum amount such Participant may receive under such Cash Awards shall be $3,000,000.

5.   ADMINISTRATION

          The Program shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto). The Committee is authorized to interpret the Program, to establish, amend and rescind any rules and regulations relating to the Program, and to make any other determinations that it deems necessary or desirable for the administration of the Program. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Program in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Program, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

6.   ELIGIBILITY

          Independent contractors to and non-employee directors of the Company and its Subsidiaries and Affiliates are eligible to be granted Awards under the Program. Participants shall be selected by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of Shares or the amount of cash with respect to which Awards will be granted to each Participant.

7.   LIMITATIONS

          No Award may be granted under the Program after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

8.   TERMS AND CONDITIONS OF OPTIONS

          Options granted under the Program shall be, as determined by the Committee, non-qualified options or ISOs for US federal income tax purposes, as outlined and evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

          (a) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date an Option is granted.

          (b) Exercisability. Options granted under the Program shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an ISO granted under the Program be exercisable more than ten (10) years after the date it is granted.

          (c) Exercise of Options. Except as otherwise provided in the Program or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of
Section 8 of the Program, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, (A) the date payment is received by the Company under (i), (ii) or (iii) below, or
(B) the date irrevocable instructions are delivered to a broker for sale of such Shares, in accordance with (iv) below. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and partly in such Shares, or (iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Program.

9.   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

          (a) Grants. The Committee also may grant (i) a Stock Appreciation Right independent of an Option, or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine), and
(C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 9 (or such additional limitations as may be included in an Award agreement).

          (b) Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock Appreciation Right is granted or, in the case of a Stock Appreciation Right granted in conjunction with an Option or a portion thereof, the Option Price of the related Option, and (ii) an amount permitted by applicable laws, rules, by-laws or policies of regulatory authorities or stock exchanges. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times
(ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made to the Participant in Shares or in cash, or partly in Shares and partly in cash, valued at such Fair Market Value, all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

          (c) Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

          (d) Limited Stock Appreciation Rights. The Committee may grant LSARs that are exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash and may provide that any related Awards are not exercisable while such LSARs are exercisable. Unless the context otherwise requires, whenever the term "Stock Appreciation Right" is used in the Program, such term shall include LSARs.

10.  OTHER STOCK-BASED AWARDS

          The Committee, in its sole discretion, may grant Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares ("Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.
Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Program. Subject to the provisions of the Program, the Committee shall determine to whom and when Other Stock-Based Awards will be made; the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof).

11.  CASH AWARDS

          The Committee, in its sole discretion, may grant Awards which are not valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares and which may be paid to Participants in cash (or, in the Committee's discretion, in Shares) ("Cash Awards"). Such Cash Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive a payment upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Cash Awards may be granted alone or in addition to any other Awards granted under the Program. Subject to the provisions of the Program, the Committee shall determine to whom and when Cash Awards will be made; the amount payable under such Cash Awards, the form of such payment, and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof).

12.  PERFORMANCE-BASED AWARDS

          Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under Section 10 and certain Cash Awards granted under Section 11 may be granted on the basis of performance of the Company ("Performance-Based Awards"), and designated as Performance-Based Awards; provided, however, that the Committee may grant other Awards that are not intended to be Performance-Based Awards (even though such Awards are subject to the attainment of specified performance goals) and not designated as such. A Participant's Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee of up to ten (10) years (i) while the outcome for that performance period is substantially uncertain and
(ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment;
(ix) improvements in capital structure; (x) profits or profitability, including of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) price per Share; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital and (xviii) return on assets. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or Affiliates or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of a Performance-Based Award.

13.  TAX WITHHOLDING

          A Participant shall have the duty to pay to the Company an amount equal to the taxes required by any government to be withheld or otherwise deducted and paid by the Company as a result of the exercise by the Participant of any Award or the delivery to the Participant of any cash or Shares pursuant to any Award. Shares shall not be delivered to the Participant until such time as such payment has been made. The Committee may, in its discretion and subject to such rules as it may adopt, permit or, in the absence of the receipt of payment therefore within prescribed time periods, permit the Participant to pay all or a portion of the withholding taxes (federal, state, local and other) by electing to have the Company withhold Shares, otherwise issuable, or by delivering Shares already owned by the Participant, in each case, having a Fair Market Value equal to all or any portion of the withholding tax to be satisfied in this manner. However, in no event will the amount of Shares withheld exceed the amount necessary to satisfy the required minimum statutory withholding. The Company may also withhold any such withholding taxes from any cash payments made hereunder.

14.  ADJUSTMENTS UPON CERTAIN EVENTS

          Notwithstanding any other provisions in the Program to the contrary, the following provisions shall apply to all Awards granted under the Program:

          (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, or in the event any of the foregoing events or any similar event affects the Company, any Affiliate or any business unit, or the financial statements of the Company or any Affiliate or the bases for the computation of any Award, the Committee in its sole discretion and without liability to any Person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Program or pursuant to outstanding Awards, (ii) the limits on Awards set forth in Sections 3 and 4 hereof, (iii) the Option Price and/or (iv) any other affected terms of such Awards (including, without limitation, the amount payable thereunder or any performance objectives set with respect thereto).

          (b) Change in Control. Except as otherwise provided in an Award agreement, in the event of a Change in Control: (i) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control; (ii) the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Program shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control; and (iii) with respect to any Award subject to achievement of performance objectives and conditions under the Program, such performance objectives and other conditions will be deemed to be met at target, unless otherwise provided by the Committee, as of the time of the Change in Control. The Company shall deliver Shares or make payments with respect to such Awards to a Participant as may be required by this Section 14(b) within an administratively feasible period of time following the Change in Control; provided, however, that if a Participant has previously elected to defer payment of any such Award and elects, pursuant to the provisions of the Deferred Compensation Plan, to reaffirm such deferral, such deferred Award will be paid in accordance with such election. Notwithstanding anything herein to the contrary, the Committee in its sole discretion and without liability to any Person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (x) the payment of a cash amount in exchange for the cancellation of an Award and/or (y) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the time of the Change in Control. Any such determination by the Committee shall be final and binding upon the Company and all Participants.

15.  CERTAIN SECURITIES AND TAX LAW MATTERS

          (a)  Securities Laws.

          (i) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended (or any successor statute) of any Shares to be issued hereunder or to effect similar compliance under the laws of any state or other jurisdiction. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Program unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

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                                                                              12

          (ii) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Shares are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of Shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund or any amount paid with respect thereto.

          (b) Section 162(m): The Committee may modify the terms of any Award (including by means of accelerated or deferred payouts) relating to compensation that does not constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code or otherwise does not qualify for an exemption from Section 162(m) of the Code in order to permit the deductibility of such compensation under Section 162(m) of the Code by the Company.

16.  NO RIGHT TO CONTINUED RELATIONSHIP; NO OBLIGATION OF UNIFORM TREATMENT

          The granting of an Award under the Program shall impose no obligation on the Company or any Subsidiary or Affiliate to continue the independent contractor relationship between it and any Participant and shall not lessen or affect the Company's, Subsidiary's or Affiliate's right to terminate its relationship with such Participant. No Participant, officer, employee or director shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants or any other Persons.

17.  SUCCESSORS AND ASSIGNS

          The Program shall be binding on all successors and assigns of the Company and a Participant, including without limitation, any beneficiary of such Participant, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

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                                                                              13

18.  NONTRANSFERABILITY OF AWARDS

          Except to the extent provided by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. Any Awards exercisable or Shares deliverable after a Participant's death shall be exercisable by or delivered to a beneficiary as designated in writing by the Participant. If no beneficiary is so designated, such Award shall be exercisable by or such Shares will be delivered to the Participant's estate. The Participant may change his or her designated beneficiary under this Program by filing with the Committee written notice of such change.

19.  AMENDMENTS OR TERMINATION

          The Board may amend, alter or discontinue the Program, but, if necessary to obtain an exemption from Section 16 of the Act or Section 162(m) of the Code, no amendment, alteration or discontinuation shall be made which, (a) without the approval of the stockholders of the Company, would (except as is provided in Section 14 of the Program), increase the total number of Shares reserved for the purposes of the Program, or (b) without the consent of a Participant, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the Program; provided, however, that the Committee may amend the Program in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section 14(b) of the Program after the occurrence of a Change in Control.

20.  INTERNATIONAL PARTICIPANTS

          With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Program or Awards with respect to such Participants in order to conform such terms with the requirements of local law.

21.  CHOICE OF LAW

          The Program shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in the State of Illinois.

22.  EFFECTIVENESS OF THE PROGRAM

          The Program shall be effective as of June 9, 1998. No new Awards may be granted under the Program after June 8, 2008.